UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIRGIN AMERICA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2015
VIRGIN AMERICA INC.
VIRGIN AMERICA INC.
555 AIRPORT BOULEVARD BURLINGAME, CA 94010
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2015
Date: May 14, 2015
Time: 9:00 AM, PT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/VA2015
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VA2015 and be sure to have the information that is printed in the box marked by the arrow gXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
M88545-P63124

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/VA2015. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of three Class I Directors to hold office until the 2018 Annual Meeting of Stockholders or until their successors are elected
Nominees:
1a. Donald J. Carty
1b. C. David Cush
1c. Stacy J. Smith
The Board of Directors recommends you vote FOR proposals 2 and 3.
2. Ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.
3. Approve, on an advisory basis, the named executive officer compensation as disclosed in the proxy statement.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4. Approve, on an advisory basis, the frequency of future named executive officer compensation advisory votes.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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M88548-P63124